Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2021
1

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	15
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	16
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	17

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	18
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19
General Account Assets Under Management and Related Measures	20

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	22

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; and Other Statistical Information	24

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	25
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	26
Other Expenses by Major Category; and Other Statistical Information	27

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	30
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	31
Footnotes	32

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Revenues
Premiums	$9,466	$8,736	$9,935	$13,897	$10,327	$9,466	$10,327
Universal life and investment-type product policy fees	1,431	1,299	1,497	1,376	1,391	1,431	1,391
Net investment income	3,061	4,087	4,729	5,240	5,314	3,061	5,314
Other revenues	439	456	455	499	631	439	631
Net investment gains (losses)	(288)	231	(20)	(33)	134	(288)	134
Net derivative gains (losses)	4,201	(710)	(581)	(1,561)	(2,235)	4,201	(2,235)
Total revenues	18,310	14,099	16,015	19,418	15,562	18,310	15,562

Expenses
Policyholder benefits and claims	9,022	8,667	10,000	13,772	10,523	9,022	10,523
Interest credited to policyholder account balances	80	1,962	1,416	1,756	1,351	80	1,351
Policyholder dividends	292	290	206	302	247	292	247
Capitalization of DAC	(774)	(671)	(764)	(804)	(775)	(774)	(775)
Amortization of DAC and VOBA	788	560	1,066	746	590	788	590
Amortization of negative VOBA	(10)	(10)	(15)	(10)	(9)	(10)	(9)
Interest expense on debt	222	232	229	230	228	222	228
Other expenses	3,047	2,872	2,954	3,262	3,116	3,047	3,116
Total expenses	12,667	13,902	15,092	19,254	15,271	12,667	15,271
Income (loss) before provision for income tax	5,643	197	923	164	291	5,643	291
Provision for income tax expense (benefit)	1,242	47	214	6	(72)	1,242	(72)
Net income (loss)	4,401	150	709	158	363	4,401	363
Less: Net income (loss) attributable to noncontrolling interests	3	5	3	—	5	3	5
Net income (loss) attributable to MetLife, Inc.	4,398	145	706	158	358	4,398	358
Less: Preferred stock dividends	32	77	59	34	68	32	68
Preferred stock redemption premium	—	—	14	—	—	—	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$4,366	$68	$633	$124	$290	$4,366	$290

Premiums, fees and other revenues	$11,336	$10,491	$11,887	$15,772	$12,349	$11,336	$12,349

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Net income (loss) available to MetLife, Inc.'s common shareholders	$4,366	$68	$633	$124	$290
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(288)	231	(20)	(33)	134
Less: Net derivative gains (losses)	4,201	(710)	(581)	(1,561)	(2,235)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(65)	(357)	(522)	(575)	(174)
Less: Provision for income tax (expense) benefit	(928)	151	195	455	605
Add: Net income (loss) attributable to noncontrolling interests	3	5	3	—	5
Add: Preferred stock redemption premium	—	—	14	—	—
Adjusted earnings available to common shareholders	1,449	758	1,578	1,838	1,965
Less: Total notable items (2)	—	—	(203)	—	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,449	$758	$1,781	$1,838	$1,965

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$4.75	$0.07	$0.69	$0.14	$0.33
Less: Net investment gains (losses)	(0.31)	0.25	(0.02)	(0.04)	0.15
Less: Net derivative gains (losses)	4.57	(0.78)	(0.64)	(1.72)	(2.51)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.08)	(0.39)	(0.57)	(0.63)	(0.19)
Less: Provision for income tax (expense) benefit	(1.01)	0.17	0.21	0.50	0.69
Add: Net income (loss) attributable to noncontrolling interests	—	0.01	—	—	0.01
Add: Preferred stock redemption premium	—	—	0.02	—	—
Adjusted earnings available to common shareholders per diluted common share	1.58	0.83	1.73	2.03	2.20
Less: Total notable items per diluted common share (2)	—	—	(0.22)	—	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.58	$0.83	$1.95	$2.03	$2.20

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$(203)	$—	$—
Expense initiative costs	—	—	—	—	—
Interest on tax adjustments	—	—	—	—	—
Tax adjustments	—	—	—	—	—
Total notable items	$—	$—	$(203)	$—	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$(0.22)	$—	$—
Expense initiative costs	$—	$—	$—	$—	$—
Interest on tax adjustments	$—	$—	$—	$—	$—
Tax adjustments	$—	$—	$—	$—	$—
Total notable items	$—	$—	$(0.22)	$—	$—

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Weighted average common shares outstanding - diluted	920.0	913.1	913.7	906.0	892.1

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Book value per common share (1)	$72.62	$78.65	$76.20	$78.67	$70.08
Book value per common share, excluding AOCI other than FCTA (1)	$52.36	$52.27	$53.10	$54.18	$53.16
Book value per common share - tangible common stockholders' equity (1)	$42.33	$42.16	$42.86	$41.94	$41.34

	For the Three Months Ended
Unaudited	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Return on MetLife, Inc.'s (2):
Common stockholders' equity	27.1%	0.4%	3.6%	0.7%	1.8%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	9.0%	4.4%	9.0%	10.6%	11.9%
Common stockholders' equity, excluding AOCI other than FCTA	12.6%	6.4%	13.2%	15.2%	16.5%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	12.6%	6.4%	14.9%	15.2%	16.5%
Tangible common stockholders' equity	15.8%	8.0%	16.5%	19.4%	21.5%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Common shares outstanding, beginning of period	915.3	907.6	907.6	905.6	892.9
Share repurchases	(10.6)	—	(2.1)	(13.6)	(18.6)
Newly issued shares	2.9	—	0.1	0.9	4.0
Common shares outstanding, end of period	907.6	907.6	905.6	892.9	878.3

Weighted average common shares outstanding - basic	914.1	908.8	908.7	899.9	885.4
Dilutive effect of the exercise or issuance of stock-based awards	5.9	4.3	5.0	6.1	6.7
Weighted average common shares outstanding - diluted	920.0	913.1	913.7	906.0	892.1

MetLife Policyholder Trust Shares	139.2	138.4	137.3	136.0	134.4

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Total revenues	$18,310	$14,099	$16,015	$19,418	$15,562	$18,310	$15,562
Less: Net investment gains (losses)	(288)	231	(20)	(33)	134	(288)	134
Less: Net derivative gains (losses)	4,201	(710)	(581)	(1,561)	(2,235)	4,201	(2,235)
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	18	5	2	8	—	18	—
Less: Other adjustments to revenues:
GMIB fees	26	25	26	25	25	26	25
Investment hedge adjustments	(138)	(188)	(229)	(260)	(220)	(138)	(220)
Operating joint venture adjustments	—	—	—	1	—	—	—
Unit-linked contract income	(1,140)	818	262	628	207	(1,140)	207
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(1)	—	(6)	(3)	(4)	(3)
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	42	39	39	39	35	42	35
Divested businesses	56	35	8	2	912	56	912
Total adjusted revenues	$15,537	$13,845	$16,508	$20,575	$16,707	$15,537	$16,707

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Net investment income	$3,061	$4,087	$4,729	$5,240	$5,314	$3,061	$5,314
Less: Adjustments to net investment income:
Investment hedge adjustments	(138)	(188)	(229)	(260)	(220)	(138)	(220)
Operating joint venture adjustments	—	—	—	1	—	—	—
Unit-linked contract income	(1,140)	818	262	628	207	(1,140)	207
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(1)	—	(6)	(3)	(4)	(3)
Divested businesses	22	14	8	2	36	22	36
Adjusted net investment income	$4,321	$3,444	$4,688	$4,875	$5,294	$4,321	$5,294

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Variable investment income (Included in net investment income above)	$351	$(555)	$652	$778	$1,390	$351	$1,390

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Premiums, fees and other revenues	$11,336	$10,491	$11,887	$15,772	$12,349	$11,336	$12,349
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	18	5	2	8	—	18	—
GMIB fees	26	25	26	25	25	26	25
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	42	39	39	39	35	42	35
Divested businesses	34	21	—	—	876	34	876
Adjusted premiums, fees and other revenues	$11,216	$10,401	$11,820	$15,700	$11,413	$11,216	$11,413
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,324	$10,587	$11,919	$15,711	$11,413

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Total expenses	$12,667	$13,902	$15,092	$19,254	$15,271	$12,667	$15,271
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	30	(6)	64	65	(3)	30	(3)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	9	9	9	10	9	9	9
Inflation and pass-through adjustments	48	106	(37)	53	(78)	48	(78)
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(128)	85	238	169	115	(128)	115
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	11	21	21	17	23	11	23
PAB hedge adjustments	(5)	(2)	(1)	(1)	—	(5)	—
Unit-linked contract costs	(1,138)	796	266	612	210	(1,138)	210
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(3)	(7)	(4)	(2)	(6)	(3)	(6)
Regulatory implementation costs	2	—	6	12	(3)	2	(3)
Acquisition, integration and other costs	6	—	7	29	4	6	4
TSA fees	42	39	39	39	35	42	35
Divested businesses	51	49	22	9	824	51	824
Total adjusted expenses	$13,742	$12,812	$14,462	$18,242	$14,141	$13,742	$14,141

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Capitalization of DAC	$(774)	$(671)	$(764)	$(804)	$(775)	$(774)	$(775)
Less: Divested businesses	(3)	(2)	—	—	(89)	(3)	(89)
Adjusted capitalization of DAC	$(771)	$(669)	$(764)	$(804)	$(686)	$(771)	$(686)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Other expenses	$3,047	$2,872	$2,954	$3,262	$3,116	$3,047	$3,116
Less: Noncontrolling interests	(3)	(7)	(4)	(2)	(6)	(3)	(6)
Less: Regulatory implementation costs	2	—	6	12	(3)	2	(3)
Less: Acquisition, integration and other costs	6	—	7	29	4	6	4
Less: TSA fees	42	39	39	39	35	42	35
Less: Divested businesses	19	23	7	9	232	19	232
Adjusted other expenses	$2,981	$2,817	$2,899	$3,175	$2,854	$2,981	$2,854
Adjusted other expenses on a constant currency basis	$3,017	$2,885	$2,935	$3,175	$2,854

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Other expenses	$3,047	$2,872	$2,954	$3,262	$3,116	$3,047	$3,116
Capitalization of DAC	(774)	(671)	(764)	(804)	(775)	(774)	(775)
Other expenses, net of capitalization of DAC	$2,273	$2,201	$2,190	$2,458	$2,341	$2,273	$2,341

Premiums, fees and other revenues	$11,336	$10,491	$11,887	$15,772	$12,349	$11,336	$12,349

Expense ratio	20.1%	21.0%	18.4%	15.6%	19.0%	20.1%	19.0%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Adjusted other expenses by major category
Direct expenses	$1,344	$1,287	$1,288	$1,423	$1,259	$1,344	$1,259
Pension, postretirement and postemployment benefit costs	39	37	37	52	25	39	25
Premium taxes, other taxes, and licenses & fees	193	176	194	201	149	193	149
Commissions and other variable expenses	1,405	1,317	1,380	1,499	1,421	1,405	1,421
Adjusted other expenses	2,981	2,817	2,899	3,175	2,854	2,981	2,854
Adjusted capitalization of DAC	(771)	(669)	(764)	(804)	(686)	(771)	(686)
Adjusted other expenses, net of adjusted capitalization of DAC	2,210	2,148	2,135	2,371	2,168	2,210	2,168
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,210	$2,148	$2,135	$2,371	$2,168	$2,210	$2,168

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Employee related costs	$866	$840	$865	$937	$897	$866	$897
Third party staffing costs	343	300	306	357	302	343	302
General and administrative expenses	135	147	117	129	60	135	60
Direct expenses	1,344	1,287	1,288	1,423	1,259	1,344	1,259
Less: Total notable items related to direct expenses (1)	—	—	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,344	$1,287	$1,288	$1,423	$1,259	$1,344	$1,259

Adjusted other expenses, net of adjusted capitalization of DAC	$2,210	$2,148	$2,135	$2,371	$2,168	$2,210	$2,168
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,210	$2,148	$2,135	$2,371	$2,168	$2,210	$2,168

Adjusted premiums, fees and other revenues	$11,216	$10,401	$11,820	$15,700	$11,413	$11,216	$11,413
Less: PRT	(9)	(6)	487	4,163	—	(9)	—
Adjusted premiums, fees and other revenues, excluding PRT	$11,225	$10,407	$11,333	$11,537	$11,413	$11,225	$11,413

Direct expense ratio	12.0%	12.4%	10.9%	9.1%	11.0%	12.0%	11.0%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.0%	12.4%	11.4%	12.3%	11.0%	12.0%	11.0%

Adjusted expense ratio	19.7%	20.7%	18.1%	15.1%	19.0%	19.7%	19.0%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.7%	20.6%	18.8%	20.6%	19.0%	19.7%	19.0%

(1)Notable items are related to “interest on tax adjustments” and “expense initiative costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$326,685	$340,005	$353,809	$354,809	$332,941
Equity securities, at estimated fair value	1,050	1,105	1,111	1,079	1,063
Contractholder-directed equity securities and fair value option securities, at estimated fair value	11,145	11,911	12,276	13,319	12,975
Mortgage loans	81,344	82,890	82,881	83,919	83,015
Policy loans	9,638	9,639	9,580	9,493	9,334
Real estate and real estate joint ventures	11,250	11,524	11,643	11,933	12,007
Other limited partnership interests	8,230	7,794	8,569	9,470	10,961
Short-term investments, principally at estimated fair value	5,930	5,345	3,832	3,904	4,781
Other invested assets	27,839	24,731	22,544	20,593	18,677
Total investments	483,111	494,944	506,245	508,519	485,754
Cash and cash equivalents, principally at estimated fair value	24,094	24,289	24,405	19,795	19,635
Accrued investment income	3,828	3,388	3,424	3,388	3,363
Premiums, reinsurance and other receivables	21,224	20,848	20,712	17,870	18,727
Deferred policy acquisition costs and value of business acquired	17,254	16,353	16,179	16,389	17,214
Current income tax recoverable	—	—	—	—	214
Goodwill	9,159	9,245	9,360	10,112	9,944
Assets held-for-sale	—	—	—	7,418	6,599
Other assets	10,617	11,173	10,471	11,685	12,164
Separate account assets	168,454	187,343	189,696	199,970	196,200
Total assets	$737,741	$767,583	$780,492	$795,146	$769,814

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$193,106	$196,522	$203,929	$206,656	$197,755
Policyholder account balances	193,875	198,147	201,072	205,176	205,186
Other policy-related balances	16,755	16,870	16,883	17,101	18,045
Policyholder dividends payable	654	670	595	587	562
Policyholder dividend obligation	1,677	2,798	2,944	2,969	1,546
Payables for collateral under securities loaned and other transactions	35,530	34,133	34,772	29,475	28,694
Short-term debt	298	303	351	393	302
Long-term debt	14,510	14,513	14,539	14,603	14,509
Collateral financing arrangement	981	968	924	845	833
Junior subordinated debt securities	3,151	3,151	3,152	3,153	3,153
Current income tax payable	708	928	638	129	—
Deferred income tax liability	10,009	11,334	10,839	11,008	8,570
Liabilities held-for-sale	—	—	—	4,650	3,865
Other liabilities	27,570	23,963	26,589	23,614	24,457
Separate account liabilities	168,454	187,343	189,696	199,970	196,200
Total liabilities	667,278	691,643	706,923	720,329	703,677

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,711	33,728	33,744	33,812	33,910
Retained earnings	36,919	36,568	36,782	36,491	36,373
Treasury stock, at cost	(13,178)	(13,178)	(13,258)	(13,829)	(14,828)
Accumulated other comprehensive income (loss)	12,757	18,563	16,036	18,072	10,397
Total MetLife, Inc.'s stockholders' equity	70,221	75,693	73,316	74,558	65,864
Noncontrolling interests	242	247	253	259	273
Total equity	70,463	75,940	73,569	74,817	66,137
Total liabilities and equity	$737,741	$767,583	$780,492	$795,146	$769,814

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$401	$319	$502	$490	$119
RETIREMENT AND INCOME SOLUTIONS	452	240	618	663	872
PROPERTY & CASUALTY (1)	134	101	19	138	—
TOTAL U.S.	$987	$660	$1,139	$1,291	$991
ASIA	491	361	662	694	868
LATIN AMERICA	139	188	63	17	53
EMEA	99	137	72	100	92
METLIFE HOLDINGS	344	19	314	533	776
CORPORATE & OTHER	(265)	(332)	(204)	(302)	(214)
Total adjusted earnings before provision for income tax	$1,795	$1,033	$2,046	$2,333	$2,566

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$89	$71	$110	$107	$26
RETIREMENT AND INCOME SOLUTIONS	93	48	128	137	181
PROPERTY & CASUALTY (1)	25	18	1	26	—
TOTAL U.S.	$207	$137	$239	$270	$207
ASIA	141	105	197	200	245
LATIN AMERICA	44	56	24	3	13
EMEA	21	21	20	19	21
METLIFE HOLDINGS	67	(1)	61	107	158
CORPORATE & OTHER	(166)	(120)	(132)	(138)	(111)
Total provision for income tax expense (benefit)	$314	$198	$409	$461	$533

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$312	$248	$392	$383	$93
RETIREMENT AND INCOME SOLUTIONS	359	192	490	526	691
PROPERTY & CASUALTY (1)	109	83	18	112	—
TOTAL U.S.	$780	$523	$900	$1,021	$784
ASIA	350	256	465	494	623
LATIN AMERICA	95	132	39	14	40
EMEA	78	116	52	81	71
METLIFE HOLDINGS	277	20	253	426	618
CORPORATE & OTHER (2)	(131)	(289)	(131)	(198)	(171)
Total adjusted earnings available to common shareholders (2)	$1,449	$758	$1,578	$1,838	$1,965

(1)For the three months ended March 31, 2021 the results of Property & Casualty are reported as divested business. See the Non-GAAP and Other Financial Disclosures section for further information on divested business.

(2)Includes impact of preferred stock dividends of $32 million, $77 million, $59 million, $34 million and $68 million for the three months ended March 31, 2020, June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

U.S.
GROUP BENEFITS	43.1%	34.3%	54.1%	52.9%	12.8%
RETIREMENT AND INCOME SOLUTIONS	23.2%	12.4%	31.7%	34.0%	43.1%
PROPERTY & CASUALTY (3)	21.9%	16.7%	3.6%	22.5%	—
TOTAL U.S.	28.2%	18.9%	32.5%	36.9%	33.7%
ASIA	9.8%	7.2%	13.0%	13.8%	17.0%
LATIN AMERICA	12.4%	17.2%	5.1%	1.8%	5.8%
EMEA	10.9%	16.3%	7.3%	11.3%	10.0%
METLIFE HOLDINGS	11.2%	0.8%	10.2%	17.2%	23.7%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

U.S.	32.4%	21.8%	37.3%	42.4%	39.3%
ASIA	14.8%	10.9%	19.6%	20.9%	25.4%
LATIN AMERICA	20.3%	28.1%	8.3%	3.0%	9.1%
EMEA	19.2%	28.6%	12.9%	20.1%	17.1%
METLIFE HOLDINGS	12.5%	1.1%	11.4%	19.1%	26.0%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
	ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)	2020	2021	2020	2021
U.S.
GROUP BENEFITS	$2,896	$2,899
RETIREMENT AND INCOME SOLUTIONS	6,187	6,418
PROPERTY & CASUALTY (3)	1,991	—
TOTAL U.S.	$11,074	$9,317	$9,652	$8,116
ASIA	$14,313	$14,648	$9,490	$9,824
LATIN AMERICA	$3,074	$2,757	$1,876	$1,757
EMEA	$2,855	$2,844	$1,649	$1,683
METLIFE HOLDINGS	$9,893	$10,428	$9,022	$9,581

(3) For the three months ended March 31, 2021 the results of Property & Casualty are reported as divested business. See the Non-GAAP and Other Financial Disclosures section for further information on divested business.

(4) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
U.S.	$1	$2	$1	$1	$14
ASIA	$1	$2	$1	$1	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$1	$2	$1	$2	$1
METLIFE HOLDINGS	$4	$4	$4	$4	$4

U.S. (1) STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Adjusted revenues
Premiums	$5,674	$5,184	$6,333	$10,074	$5,699	$5,674	$5,699
Universal life and investment-type product policy fees	275	268	263	264	297	275	297
Net investment income	1,766	1,425	1,827	1,885	2,010	1,766	2,010
Other revenues	240	240	237	240	396	240	396
Total adjusted revenues	7,955	7,117	8,660	12,463	8,402	7,955	8,402

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,435	5,038	6,108	9,728	6,142	5,435	6,142
Interest credited to policyholder account balances	458	412	381	371	359	458	359
Capitalization of DAC	(112)	(122)	(119)	(100)	(18)	(112)	(18)
Amortization of DAC and VOBA	119	115	123	114	16	119	16
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	1	1	2	1
Other expenses	1,066	1,012	1,026	1,058	911	1,066	911
Total adjusted expenses	6,968	6,457	7,521	11,172	7,411	6,968	7,411
Adjusted earnings before provision for income tax	987	660	1,139	1,291	991	987	991
Provision for income tax expense (benefit)	207	137	239	270	207	207	207
Adjusted earnings	780	523	900	1,021	784	780	784
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$780	$523	$900	$1,021	$784	$780	$784

Adjusted premiums, fees and other revenues	$6,189	$5,692	$6,833	$10,578	$6,392	$6,189	$6,392
Less: PRT	(9)	(6)	487	4,163	—	(9)	—
Adjusted premiums, fees and other revenues, excluding PRT	$6,198	$5,698	$6,346	$6,415	$6,392	$6,198	$6,392

(1)For the three months ended March 31, 2021 the results of U.S. exclude Property & Casualty, which is reported as divested business. U.S. results prior to the three months ended March 31, 2021 include Property & Casualty. See page 9 for further information on adjusted earnings available to common shareholders related to Property & Casualty and see the Non-GAAP and Other Financial Disclosures section for further information on divested business.

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Adjusted revenues
Premiums	$4,487	$3,989	$4,545	$4,659	$5,106	$4,487	$5,106
Universal life and investment-type product policy fees	204	200	200	205	212	204	212
Net investment income	277	277	290	283	279	277	279
Other revenues	160	157	156	156	318	160	318
Total adjusted revenues	5,128	4,623	5,191	5,303	5,915	5,128	5,915

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,973	3,602	3,965	4,061	4,970	3,973	4,970
Interest credited to policyholder account balances	34	31	31	33	32	34	32
Capitalization of DAC	(7)	(6)	(5)	(5)	(5)	(7)	(5)
Amortization of DAC and VOBA	7	7	12	8	5	7	5
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	1	—	—	—	—
Other expenses	720	670	685	716	794	720	794
Total adjusted expenses	4,727	4,304	4,689	4,813	5,796	4,727	5,796
Adjusted earnings before provision for income tax	401	319	502	490	119	401	119
Provision for income tax expense (benefit)	89	71	110	107	26	89	26
Adjusted earnings	312	248	392	383	93	312	93
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$312	$248	$392	$383	$93	$312	$93

Adjusted premiums, fees and other revenues	$4,851	$4,346	$4,901	$5,020	$5,636	$4,851	$5,636

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Adjusted revenues
Premiums	$275	$367	$885	$4,520	$593	$275	$593
Universal life and investment-type product policy fees	71	68	63	59	85	71	85
Net investment income	1,444	1,126	1,484	1,546	1,731	1,444	1,731
Other revenues	71	76	76	86	78	71	78
Total adjusted revenues	1,861	1,637	2,508	6,211	2,487	1,861	2,487

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	870	909	1,428	5,086	1,172	870	1,172
Interest credited to policyholder account balances	424	381	350	338	327	424	327
Capitalization of DAC	(8)	(12)	(8)	(2)	(13)	(8)	(13)
Amortization of DAC and VOBA	8	5	7	5	11	8	11
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	1	1	1	2	1
Other expenses	113	112	112	120	117	113	117
Total adjusted expenses	1,409	1,397	1,890	5,548	1,615	1,409	1,615
Adjusted earnings before provision for income tax	452	240	618	663	872	452	872
Provision for income tax expense (benefit)	93	48	128	137	181	93	181
Adjusted earnings	359	192	490	526	691	359	691
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$359	$192	$490	$526	$691	$359	$691

Adjusted premiums, fees and other revenues	$417	$511	$1,024	$4,665	$756	$417	$756
Less: PRT	(9)	(6)	487	4,163	—	(9)	—
Adjusted premiums, fees and other revenues, excluding PRT	$426	$517	$537	$502	$756	$426	$756

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$18,965	$18,935	$19,665	$20,024	$19,932
Premiums and deposits	5,327	5,220	5,298	5,299	6,068
Surrenders and withdrawals	(625)	(537)	(565)	(571)	(642)
Benefit payments	(4,072)	(3,655)	(4,078)	(4,147)	(4,970)
Net flows	630	1,028	655	581	456
Net transfers from (to) separate accounts	—	5	6	4	2
Interest	138	130	131	134	123
Policy charges	(146)	(149)	(145)	(143)	(149)
Other	(652)	(284)	(288)	(668)	(670)
Balance, end of period	$18,935	$19,665	$20,024	$19,932	$19,694

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$970	$793	$945	$1,003	$1,123
Premiums and deposits	64	64	64	63	68
Surrenders and withdrawals	(19)	(12)	(17)	(13)	(18)
Benefit payments	—	(1)	(4)	(2)	(1)
Net flows	45	51	43	48	49
Investment performance	(162)	160	77	131	49
Net transfers from (to) general account	—	(5)	(6)	(4)	(2)
Policy charges	(55)	(55)	(56)	(55)	(57)
Other	(5)	1	—	—	(1)
Balance, end of period	$793	$945	$1,003	$1,123	$1,161

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Direct and allocated expenses	$354	$326	$332	$356	$405
Pension, postretirement and postemployment benefit costs	5	4	4	4	(1)
Premium taxes, other taxes, and licenses & fees	88	89	93	87	70
Commissions and other variable expenses	273	251	256	269	320
Adjusted other expenses	$720	$670	$685	$716	$794

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Group Life (2)
Adjusted premiums, fees and other revenues	$1,920	$1,943	$1,915	$1,915	$2,088
Mortality ratio	87.9%	95.9%	89.6%	96.3%	106.3%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$1,959	$1,376	$1,977	$2,079	$2,371
Interest adjusted benefit ratio (4)	71.7%	58.5%	67.4%	61.7%	71.1%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$121,853	$124,174	$129,030	$132,376	$136,703
Premiums and deposits	20,967	22,473	18,957	20,961	22,008
Surrenders and withdrawals	(17,441)	(20,125)	(18,536)	(17,176)	(19,926)
Benefit payments	(1,132)	(1,176)	(1,206)	(1,182)	(1,317)
Net flows	2,394	1,172	(785)	2,603	765
Net transfers from (to) separate accounts	—	—	—	17	—
Interest	1,032	988	953	946	946
Policy charges	(43)	(42)	(42)	(41)	(10)
Other	(1,062)	2,738	3,220	802	(4,348)
Balance, end of period	$124,174	$129,030	$132,376	$136,703	$134,056

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$74,959	$76,838	$81,486	$83,887	$84,193
Premiums and deposits	4,051	2,167	1,709	2,138	1,393
Surrenders and withdrawals (1)	(2,729)	(2,319)	(2,127)	(2,971)	(2,390)
Benefit payments	(34)	(24)	(25)	(24)	(22)
Net flows	1,288	(176)	(443)	(857)	(1,019)
Investment performance	(414)	3,618	1,447	2,069	(1,302)
Net transfers from (to) general account	—	—	—	(17)	—
Policy charges	(80)	(83)	(83)	(94)	(84)
Other	1,085	1,289	1,480	(795)	395
Balance, end of period	$76,838	$81,486	$83,887	$84,193	$82,183

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$30,341	$33,588	$34,921	$36,330	$38,646
Premiums and deposits (1)	3,906	1,424	1,598	2,704	482
Surrenders and withdrawals	(863)	(318)	(417)	(621)	(829)
Net flows	3,043	1,106	1,181	2,083	(347)
Interest	204	227	228	233	215
Balance, end of period	$33,588	$34,921	$36,330	$38,646	$38,514

LONGEVITY REINSURANCE (3)

Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, end of period	$—	$317	$896	$3,894	$8,833

(1)Includes $0, $0, $616 million, $360 million and $86 million of transfers from separate account GICs to synthetic GICs at March 31, 2020, June 30, 2020, September 30, 2020, December 31,2020 and March 31, 2021, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(3)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the UK pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Direct and allocated expenses	$61	$56	$57	$60	$61
Pension, postretirement and postemployment benefit costs	2	1	1	2	—
Premium taxes, other taxes, and licenses & fees	8	4	6	10	4
Commissions and other variable expenses	42	51	48	48	52
Adjusted other expenses	$113	$112	$112	$120	$117

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Investment income yield excluding variable investment income yield	4.24%	4.02%	3.99%	3.98%	3.77%
Variable investment income yield	0.31%	(0.60)%	0.58%	0.73%	1.46%
Total investment income yield	4.55%	3.42%	4.57%	4.71%	5.23%
Average crediting rate	3.41%	3.17%	3.01%	2.94%	2.89%
Annualized general account spread	1.14%	0.25%	1.56%	1.77%	2.34%

Annualized general account spread excluding variable investment income yield	0.83%	0.85%	0.98%	1.04%	0.88%

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Adjusted revenues
Premiums	$1,636	$1,584	$1,654	$1,697	$1,685	$1,636	$1,685
Universal life and investment-type product policy fees	430	420	595	447	458	430	458
Net investment income	937	767	1,088	1,146	1,264	937	1,264
Other revenues	14	14	16	17	18	14	18
Total adjusted revenues	3,017	2,785	3,353	3,307	3,425	3,017	3,425

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,321	1,255	1,291	1,346	1,297	1,321	1,297
Interest credited to policyholder account balances	445	447	470	472	489	445	489
Capitalization of DAC	(421)	(351)	(431)	(449)	(435)	(421)	(435)
Amortization of DAC and VOBA	315	284	506	310	314	315	314
Amortization of negative VOBA	(8)	(8)	(14)	(7)	(7)	(8)	(7)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	874	797	869	941	899	874	899
Total adjusted expenses	2,526	2,424	2,691	2,613	2,557	2,526	2,557
Adjusted earnings before provision for income tax	491	361	662	694	868	491	868
Provision for income tax expense (benefit)	141	105	197	200	245	141	245
Adjusted earnings	350	256	465	494	623	350	623
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$350	$256	$465	$494	$623	$350	$623

Adjusted premiums, fees and other revenues	$2,080	$2,018	$2,265	$2,161	$2,161	$2,080	$2,161

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Adjusted premiums, fees and other revenues	$2,080	$2,018	$2,265	$2,161	$2,161

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,161	$2,085	$2,298	$2,148	$2,161
Add: Operating joint ventures, on a constant currency basis (1), (2)	291	281	301	294	345
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,452	$2,366	$2,599	$2,442	$2,506

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Direct and allocated expenses	$321	$309	$313	$354	$318
Pension, postretirement and postemployment benefit costs	23	24	24	35	23
Premium taxes, other taxes, and licenses & fees	40	34	42	41	46
Commissions and other variable expenses	490	430	490	511	512
Adjusted other expenses	$874	$797	$869	$941	$899
Adjusted other expenses, net of adjusted capitalization of DAC	$453	$446	$438	$492	$464

Adjusted other expenses on a constant currency basis	$904	$818	$881	$930	$899
Add: Operating joint ventures, on a constant currency basis (1), (2)	100	111	105	109	115
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$1,004	$929	$986	$1,039	$1,014
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$540	$534	$522	$565	$546

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Japan:
Life	$174	$101	$222	$151	$168
Accident & Health	80	50	77	73	61
Annuities	62	30	38	72	92
Other	2	2	2	2	1
Total Japan	318	183	339	298	322
Other Asia	203	169	235	250	264
Total sales	$521	$352	$574	$548	$586

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Adjusted earnings available to common shareholders	$350	$256	$465	$494	$623
Adjusted earnings available to common shareholders, on a constant currency basis	$367	$272	$471	$497	$623

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES (1)

Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

GA AUM	$131,521	$134,769	$139,445	$144,267	$137,258
GA AUM (at amortized cost)	$120,490	$121,429	$125,171	$129,661	$127,695

GA AUM (at amortized cost), on a constant currency basis	$123,186	$122,260	$123,863	$125,264	$127,695
Add: Operating joint ventures, on a constant currency basis (2)	4,992	5,224	5,357	5,586	5,746
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$128,178	$127,484	$129,220	$130,850	$133,441

(1)In June 2020, MetLife completed the sale of MetLife Limited and Metropolitan Life Insurance Company of Hong Kong Limited (collectively, “MetLife Hong Kong”) to a third party. The GA AUM (at amortized cost) related to MetLife Hong Kong was historically reported in the Asia segment and is reflected in the March 31, 2020 column in the table above. The GA AUM (at amortized cost) disposed in the sale was $2,226 million at June 30, 2020.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Adjusted revenues
Premiums	$640	$489	$529	$607	$595	$640	$595
Universal life and investment-type product policy fees	270	238	225	261	270	270	270
Net investment income	218	260	221	293	299	218	299
Other revenues	11	10	7	10	10	11	10
Total adjusted revenues	1,139	997	982	1,171	1,174	1,139	1,174

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	610	449	575	772	761	610	761
Interest credited to policyholder account balances	70	56	52	62	59	70	59
Capitalization of DAC	(100)	(74)	(84)	(104)	(95)	(100)	(95)
Amortization of DAC and VOBA	74	70	62	70	60	74	60
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	1	1	1	1	1
Other expenses	345	307	313	353	335	345	335
Total adjusted expenses	1,000	809	919	1,154	1,121	1,000	1,121
Adjusted earnings before provision for income tax	139	188	63	17	53	139	53
Provision for income tax expense (benefit)	44	56	24	3	13	44	13
Adjusted earnings	95	132	39	14	40	95	40
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$95	$132	$39	$14	$40	$95	$40

Adjusted premiums, fees and other revenues	$921	$737	$761	$878	$875	$921	$875

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Direct and allocated expenses	$129	$119	$117	$125	$121
Pension, postretirement and postemployment benefit costs	2	1	1	1	1
Premium taxes, other taxes, and licenses & fees	15	8	11	12	11
Commissions and other variable expenses	199	179	184	215	202
Adjusted other expenses	$345	$307	$313	$353	$335
Adjusted other expenses, net of adjusted capitalization of DAC	$245	$233	$229	$249	$240
Adjusted other expenses on a constant currency basis	$342	$337	$331	$358	$335
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$243	$254	$241	$253	$240

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Mexico	$118	$65	$76	$79	$90
Chile	94	44	46	49	53
All other	46	32	41	44	40
Total sales	$258	$141	$163	$172	$183

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Adjusted premiums, fees and other revenues	$921	$737	$761	$878	$875
Adjusted earnings available to common shareholders	$95	$132	$39	$14	$40

Adjusted premiums, fees and other revenues, on a constant currency basis	$929	$824	$814	$892	$875
Adjusted earnings available to common shareholders, on a constant currency basis	$93	$154	$44	$21	$40

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Adjusted revenues
Premiums	$568	$557	$551	$583	$598	$568	$598
Universal life and investment-type product policy fees	116	92	116	109	67	116	67
Net investment income	69	63	67	70	63	69	63
Other revenues	13	11	13	15	13	13	13
Total adjusted revenues	766	723	747	777	741	766	741

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	310	263	304	319	343	310	343
Interest credited to policyholder account balances	27	27	29	26	24	27	24
Capitalization of DAC	(130)	(115)	(122)	(124)	(127)	(130)	(127)
Amortization of DAC and VOBA	130	85	125	114	62	130	62
Amortization of negative VOBA	(2)	(2)	(1)	(3)	(2)	(2)	(2)
Interest expense on debt	—	—	—	1	—	—	—
Other expenses	332	328	340	344	349	332	349
Total adjusted expenses	667	586	675	677	649	667	649
Adjusted earnings before provision for income tax	99	137	72	100	92	99	92
Provision for income tax expense (benefit)	21	21	20	19	21	21	21
Adjusted earnings	78	116	52	81	71	78	71
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$78	$116	$52	$81	$71	$78	$71

Adjusted premiums, fees and other revenues	$697	$660	$680	$707	$678	$697	$678

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Direct and allocated expenses	$110	$110	$119	$120	$112
Pension, postretirement and postemployment benefit costs	2	2	1	4	1
Premium taxes, other taxes, and licenses & fees	7	8	7	5	8
Commissions and other variable expenses	213	208	213	215	228
Adjusted other expenses	$332	$328	$340	$344	$349
Adjusted other expenses, net of adjusted capitalization of DAC	$202	$213	$218	$220	$222
Adjusted other expenses on a constant currency basis	$341	$345	$346	$350	$349
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$210	$224	$222	$224	$222

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Adjusted premiums, fees and other revenues	$697	$660	$680	$707	$678
Adjusted earnings available to common shareholders	$78	$116	$52	$81	$71

Adjusted premiums, fees and other revenues, on a constant currency basis	$716	$692	$693	$717	$678
Adjusted earnings available to common shareholders, on a constant currency basis	$80	$122	$54	$82	$71
Total sales on a constant currency basis	$256	$200	$211	$223	$267

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Adjusted revenues
Premiums	$904	$889	$876	$931	$827	$904	$827
Universal life and investment-type product policy fees	294	249	269	261	274	294	274
Net investment income	1,315	981	1,427	1,461	1,646	1,315	1,646
Other revenues	35	70	61	72	62	35	62
Total adjusted revenues	2,548	2,189	2,633	2,725	2,809	2,548	2,809

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,661	1,705	1,697	1,675	1,523	1,661	1,523
Interest credited to policyholder account balances	218	219	217	214	210	218	210
Capitalization of DAC	(5)	(5)	(5)	(24)	(8)	(5)	(8)
Amortization of DAC and VOBA	100	11	177	82	54	100	54
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	2	1	1	2	1
Other expenses	228	239	231	244	253	228	253
Total adjusted expenses	2,204	2,170	2,319	2,192	2,033	2,204	2,033
Adjusted earnings before provision for income tax	344	19	314	533	776	344	776
Provision for income tax expense (benefit)	67	(1)	61	107	158	67	158
Adjusted earnings	277	20	253	426	618	277	618
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$277	$20	$253	$426	$618	$277	$618

Adjusted premiums, fees and other revenues	$1,233	$1,208	$1,206	$1,264	$1,163	$1,233	$1,163

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$81,161	$81,458	$81,497	$83,021	$83,004
Premiums and deposits (2), (3)	1,236	1,227	1,236	1,216	1,142
Surrenders and withdrawals	(642)	(554)	(607)	(567)	(529)
Benefit payments	(800)	(892)	(830)	(832)	(936)
Net flows	(206)	(219)	(201)	(183)	(323)
Net transfers from (to) separate accounts	(1)	31	5	12	2
Interest	832	833	836	836	831
Policy charges	(188)	(186)	(184)	(184)	(185)
Other	(140)	(420)	1,068	(498)	(1,883)
Balance, end of period	$81,458	$81,497	$83,021	$83,004	$81,446

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$18,755	$19,895	$19,538	$19,466	$19,029
Premiums and deposits (2), (3)	116	107	91	111	107
Surrenders and withdrawals	(390)	(277)	(286)	(356)	(340)
Benefit payments	(168)	(158)	(149)	(158)	(171)
Net flows	(442)	(328)	(344)	(403)	(404)
Net transfers from (to) separate accounts	177	73	188	170	96
Interest	134	132	130	131	129
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	1,275	(230)	(42)	(331)	(479)
Balance, end of period	$19,895	$19,538	$19,466	$19,029	$18,367

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$5,647	$4,586	$5,583	$6,039	$6,848
Premiums and deposits (3)	63	60	59	59	62
Surrenders and withdrawals	(60)	(38)	(51)	(55)	(68)
Benefit payments	(10)	(10)	(10)	(11)	(16)
Net flows	(7)	12	(2)	(7)	(22)
Investment performance	(987)	1,082	527	895	260
Net transfers from (to) general account	1	(31)	(5)	(12)	(2)
Policy charges	(65)	(65)	(65)	(66)	(66)
Other	(3)	(1)	1	(1)	3
Balance, end of period	$4,586	$5,583	$6,039	$6,848	$7,021

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Balance, beginning of period	$39,962	$32,942	$36,852	$37,883	$40,825
Premiums and deposits (3)	85	77	65	75	79
Surrenders and withdrawals	(1,111)	(641)	(812)	(942)	(1,062)
Benefit payments	(100)	(98)	(106)	(107)	(128)
Net flows	(1,126)	(662)	(853)	(974)	(1,111)
Investment performance	(5,531)	4,831	2,269	4,282	1,017
Net transfers from (to) general account	(177)	(73)	(188)	(170)	(96)
Policy charges	(187)	(185)	(197)	(196)	(190)
Other	1	(1)	—	—	(1)
Balance, end of period	$32,942	$36,852	$37,883	$40,825	$40,444

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Direct and allocated expenses	$151	$149	$155	$149	$166
Pension, postretirement and postemployment benefit costs	3	3	3	3	—
Premium taxes, other taxes, and licenses & fees	17	17	17	25	14
Commissions and other variable expenses	57	70	56	67	73
Adjusted other expenses	$228	$239	$231	$244	$253

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Life (1)
Adjusted premiums, fees and other revenues	$830	$817	$811	$843	$762
Interest adjusted benefit ratio	51.0%	59.1%	60.2%	59.6%	54.8%

Lapse Ratio (2)
Traditional life	4.7%	4.5%	4.3%	4.1%	4.0%
Variable & universal life	4.1%	3.9%	3.7%	3.5%	3.3%
Fixed annuity	9.6%	9.1%	8.5%	6.5%	6.6%
Variable annuity	10.6%	9.8%	9.2%	8.8%	8.5%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Adjusted revenues
Premiums	$12	$13	$(8)	$5	$58	$12	$58
Universal life and investment-type product policy fees	—	1	1	1	—	—	—
Net investment income	16	(52)	58	20	12	16	12
Other revenues	84	72	82	106	86	84	86
Total adjusted revenues	112	34	133	132	156	112	156

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	26	3	(6)	(26)	40	26	40
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(2)	(3)	(3)	(3)	(3)	(3)
Amortization of DAC and VOBA	1	3	2	2	2	1	2
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	217	228	224	226	224	217	224
Other expenses	136	134	120	235	107	136	107
Total adjusted expenses	377	366	337	434	370	377	370
Adjusted earnings before provision for income tax	(265)	(332)	(204)	(302)	(214)	(265)	(214)
Provision for income tax expense (benefit)	(166)	(120)	(132)	(138)	(111)	(166)	(111)
Adjusted earnings	(99)	(212)	(72)	(164)	(103)	(99)	(103)
Preferred stock dividends	32	77	59	34	68	32	68
Adjusted earnings available to common shareholders	$(131)	$(289)	$(131)	$(198)	$(171)	$(131)	$(171)

Adjusted premiums, fees and other revenues	$96	$86	$75	$112	$144	$96	$144

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Business activities	$18	$12	$30	$36	$29	$18	$29
Net investment income	17	(50)	59	28	13	17	13
Interest expense on debt	(229)	(238)	(238)	(238)	(234)	(229)	(234)
Corporate initiatives and projects	(31)	(25)	(27)	(76)	(25)	(31)	(25)
Other	(40)	(31)	(28)	(52)	3	(40)	3
Provision for income tax (expense) benefit and other tax-related items	166	120	132	138	111	166	111
Preferred stock dividends	(32)	(77)	(59)	(34)	(68)	(32)	(68)
Adjusted earnings available to common shareholders	$(131)	$(289)	$(131)	$(198)	$(171)	$(131)	$(171)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Fixed Maturity Securities
Yield	3.82%	3.99%	3.87%	3.83%	3.72%	3.82%	3.72%
Investment income (2), (3)	$2,739	$2,885	$2,849	$2,883	$2,784	$2,739	$2,784
Investment gains (losses)	4	146	113	31	(64)	4	(64)
Ending carrying value (4)	327,913	341,365	355,220	356,420	334,594	327,913	334,594
Mortgage Loans
Yield	4.37%	4.20%	4.27%	4.25%	4.11%	4.37%	4.11%
Investment income (3)	884	862	885	887	861	884	861
Investment gains (losses)	(63)	(80)	(5)	(65)	60	(63)	60
Ending carrying value	81,344	82,890	82,881	83,919	83,015	81,344	83,015
Real Estate and Real Estate Joint Ventures
Yield	2.95%	0.62%	0.39%	2.30%	3.18%	2.95%	3.18%
Investment income	81	18	11	68	95	81	95
Investment gains (losses)	1	2	1	3	48	1	48
Ending carrying value	11,250	11,524	11,643	11,933	12,007	11,250	12,007
Policy Loans
Yield	5.23%	5.15%	5.15%	5.18%	5.14%	5.23%	5.14%
Investment income	126	124	124	124	121	126	121
Ending carrying value	9,638	9,639	9,580	9,493	9,334	9,638	9,334
Equity Securities
Yield	5.43%	4.12%	5.56%	4.19%	4.90%	5.43%	4.90%
Investment income	14	11	15	10	11	14	11
Investment gains (losses)	(284)	72	2	73	75	(284)	75
Ending carrying value	1,050	1,105	1,111	1,079	1,063	1,050	1,063
Other Limited Partnership Interests
Yield (5)	16.22%	(30.23)%	28.28%	31.63%	50.30%	16.22%	50.30%
Investment income (5)	323	(605)	578	714	1,285	323	1,285
Investment gains (losses)	4	1	(4)	(16)	(5)	4	(5)
Ending carrying value (6)	8,230	7,794	8,569	9,470	10,961	8,230	10,961
Cash and Short-term Investments
Yield	1.73%	1.35%	1.28%	1.01%	0.87%	1.73%	0.87%
Investment income	44	38	34	24	21	44	21
Investment gains (losses)	4	(5)	(19)	(8)	4	4	4
Ending carrying value (7)	30,024	29,631	28,234	23,696	24,416	30,024	24,416
Other Invested Assets
Investment income	266	247	331	318	298	266	298
Investment gains (losses)	21	106	54	49	17	21	17
Ending carrying value	27,839	24,731	22,544	20,593	18,677	27,839	18,677
Total Investments
Investment income yield	4.30%	3.40%	4.52%	4.63%	5.05%	4.30%	5.05%
Investment fees and expenses yield	(0.13)%	(0.12)%	(0.12)%	(0.14)%	(0.13)%	(0.13)%	(0.13)%
Net Investment Income Yield	4.17%	3.28%	4.40%	4.49%	4.92%	4.17%	4.92%
Investment income	$4,477	$3,580	$4,827	$5,028	$5,476	$4,477	$5,476
Investment fees and expenses	(134)	(122)	(131)	(151)	(146)	(134)	(146)
Net investment income including divested businesses	4,343	3,458	4,696	4,877	5,330	4,343	5,330
Less: Net investment income from divested businesses	22	14	8	2	36	22	36
Adjusted Net Investment Income (8)	$4,321	$3,444	$4,688	$4,875	$5,294	$4,321	$5,294
Ending Carrying Value	$497,288	$508,679	$519,782	$516,603	$494,067	$497,288	$494,067
Investment Portfolio Gains (Losses) including divested businesses	$(313)	$242	$142	$67	$135	$(313)	$135
Less: Divested businesses	—	—	18	—	28	—	28
Investment Portfolio Gains (Losses) (9)	$(313)	$242	$124	$67	$107	$(313)	$107
Gross investment gains	436	677	289	338	372	436	372
Gross investment losses	(495)	(339)	(202)	(178)	(288)	(495)	(288)
Net credit loss (provision) release and (impairments)	(254)	(96)	37	(93)	23	(254)	23
Investment Portfolio Gains (Losses) (9)	(313)	242	124	67	107	(313)	107
Investment portfolio gains (losses) income tax (expense) benefit	69	(166)	(19)	15	(25)	69	(25)
Investment Portfolio Gains (Losses), Net of Income Tax	$(244)	$76	$105	$82	$82	$(244)	$82

Derivative gains (losses) including Divested businesses	$4,068	$(896)	$(809)	$(1,820)	$(2,455)	$4,068	$(2,455)
Less: Derivative gains (losses) from divested businesses	—	—	—	—	(1)	—	(1)
Derivative gains (losses) (9)	4,068	(896)	(809)	(1,820)	(2,454)	4,068	(2,454)
Derivative gains (losses) income tax (expense) benefit	(885)	195	165	390	599	(885)	599
Derivative Gains (Losses), Net of Income Tax	$3,183	$(701)	$(644)	$(1,430)	$(1,855)	$3,183	$(1,855)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020		March 31, 2021
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$85,071	26.0%	$90,112	26.5%	$90,622	25.6%	$93,416	26.3%	$88,002	26.4%
Foreign government securities		64,844	19.9%	65,706	19.3%	68,611	19.4%	71,699	20.2%	67,137	20.2%
Foreign corporate securities		59,195	18.1%	62,817	18.5%	65,394	18.5%	69,408	19.5%	65,883	19.8%
U.S. government and agency securities		47,959	14.7%	47,287	13.9%	51,644	14.6%	47,100	13.3%	41,402	12.4%
Residential mortgage-backed securities		30,469	9.3%	31,875	9.4%	33,454	9.5%	30,435	8.6%	29,302	8.8%
Asset-backed securities		14,838	4.5%	16,324	4.8%	17,355	4.9%	17,119	4.8%	16,217	4.9%
Municipals		13,871	4.3%	14,611	4.3%	14,958	4.2%	13,722	3.9%	13,212	4.0%
Commercial mortgage-backed securities		10,438	3.2%	11,273	3.3%	11,771	3.3%	11,910	3.4%	11,786	3.5%
Fixed Maturity Securities Available-For-Sale		$326,685	100.0%	$340,005	100.0%	$353,809	100.0%	$354,809	100.0%	$332,941	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$235,650	72.1%	$243,645	71.7%	$255,171	72.1%	$250,013	70.5%	$231,570	69.6%
2	Baa	76,239	23.3%	80,714	23.7%	82,519	23.3%	87,702	24.7%	84,467	25.4%
3	Ba	10,999	3.4%	11,250	3.3%	11,710	3.3%	12,812	3.6%	12,825	3.8%
4	B	3,200	1.0%	3,654	1.1%	3,672	1.1%	3,702	1.1%	3,397	1.0%
5	Caa and lower	564	0.2%	640	0.2%	721	0.2%	503	0.1%	633	0.2%
6	In or near default	33	—%	102	—%	16	—%	77	—%	49	—%
Fixed Maturity Securities Available-For-Sale (10)		$326,685	100.0%	$340,005	100.0%	$353,809	100.0%	$354,809	100.0%	$332,941	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020		March 31, 2021

Gross unrealized gains		$32,005		$40,479		$42,902		$45,519		$31,251
Gross unrealized losses		7,757		3,170		2,114		1,440		2,973
Net Unrealized Gains (Losses)		$24,248		$37,309		$40,788		$44,079		$28,278

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020		March 31, 2021

Commercial mortgage loans	$50,077		$51,043		$51,448		$52,434		$52,300
Agricultural mortgage loans	16,788		17,167		17,402		18,128		18,051
Residential mortgage loans	14,943		15,235		14,551		13,947		13,192
Mortgage Loans	81,808		83,445		83,401		84,509		83,543
Valuation allowances	(464)		(555)		(520)		(590)		(528)
Mortgage Loans, net	$81,344		$82,890		$82,881		$83,919		$83,015

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020		March 31, 2021
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Non-U.S.	$9,424	18.8%	$9,542	18.7%	$9,828	19.1%	$10,581	20.2%	$10,507	20.1%
Pacific	10,183	20.3%	10,275	20.1%	10,374	20.2%	10,235	19.5%	10,401	19.9%
Middle Atlantic	7,967	15.9%	8,257	16.2%	8,234	16.0%	8,233	15.7%	8,170	15.6%
South Atlantic	6,461	12.9%	6,513	12.8%	6,661	13.0%	7,217	13.8%	7,134	13.6%
West South Central	3,970	7.9%	3,945	7.7%	3,973	7.7%	3,887	7.4%	3,655	7.0%
East North Central	2,183	4.4%	2,443	4.8%	2,518	4.9%	2,494	4.8%	2,555	4.9%
New England	1,670	3.3%	1,719	3.4%	2,019	3.9%	2,126	4.0%	2,148	4.1%
Mountain	1,755	3.5%	1,755	3.4%	1,753	3.4%	1,777	3.4%	1,650	3.2%
East South Central	483	1.0%	482	1.0%	499	1.0%	700	1.3%	753	1.4%
West North Central	635	1.3%	633	1.2%	635	1.2%	609	1.2%	616	1.2%
Multi-Region and Other	5,346	10.7%	5,479	10.7%	4,954	9.6%	4,575	8.7%	4,711	9.0%
Total	$50,077	100.0%	$51,043	100.0%	$51,448	100.0%	$52,434	100.0%	$52,300	100.0%

Office	$22,857	45.6%	$23,359	45.8%	$23,657	46.0%	$23,928	45.6%	$23,443	44.8%
Retail	8,842	17.7%	8,906	17.4%	8,903	17.3%	8,911	17.0%	9,028	17.3%
Apartment	8,869	17.7%	8,639	16.9%	8,651	16.8%	8,764	16.7%	8,748	16.7%
Industrial	4,101	8.2%	4,431	8.7%	4,770	9.3%	5,365	10.2%	5,625	10.7%
Hotel	3,328	6.6%	3,333	6.5%	3,361	6.5%	3,377	6.5%	3,281	6.3%
Other	2,080	4.2%	2,375	4.7%	2,106	4.1%	2,089	4.0%	2,175	4.2%
Total	$50,077	100.0%	$51,043	100.0%	$51,448	100.0%	$52,434	100.0%	$52,300	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of ($78) million, $114 million, $36 million, $68 million and $36 million for the three months ended March 31, 2020, June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021, respectively, and ($78) million and $36 million for the year-to-date period ended March 31, 2020 and March 31, 2021, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Fixed maturity securities available-for-sale	$326,685	$340,005	$353,809	$354,809	$332,941
Contractholder-directed equity securities and fair value option securities	11,145	11,911	12,276	13,319	12,975
Total fixed maturity securities	337,830	351,916	366,085	368,128	345,916
Less: Contractholder-directed equity securities	9,914	10,548	10,865	11,708	11,322
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	3	3	—	—	—
Fixed maturity securities	$327,913	$341,365	$355,220	$356,420	$334,594

(5)Other limited partnership interests includes investment income related to private equity investments of $311 million, ($607) million, $504 million, $705 million and $1,278 million for the three months ended March 31, 2020, June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021, respectively, and $311 million and $1,278 million for the year-to-date period ended March 31, 2020 and March 31, 2021, respectively. The annualized yields for these periods were 16.83%, (32.66)%, 26.57%, 33.61%, 53.35%, 16.83% and 53.35%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $7,649 million, $7,221 million, $7,942 million, $8,827 million and $10,321 million at March 31, 2020, June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021, respectively.

(7)Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $3 million at June 30, 2020, September 30, 2020 and December 31, 2020, and less than $1 million at March 31, 2020 and March 31, 2021.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Net investment gains (losses)	$(288)	$231	$(20)	$(33)	$134	$(288)	$134
Less: Operating joint venture adjustments	—	—	—	(1)	—	—	—
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	1	(13)	3	5	9	1	9
Less: Non-investment portfolio gains (losses)	24	2	(165)	(104)	(10)	24	(10)
Less: Divested businesses	—	—	18	—	28	—	28
Investment portfolio gains (losses)	$(313)	$242	$124	$67	$107	$(313)	$107

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Net derivative gains (losses)	$4,201	$(710)	$(581)	$(1,561)	$(2,235)	$4,201	$(2,235)
Less: Investment hedge adjustments	138	188	229	260	220	138	220
Less: Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
Less: PAB hedge adjustments	(5)	(2)	(1)	(1)	—	(5)	—
Less: Divested businesses	$—	$—	$—	$—	$(1)	$—	$(1)
Derivative gains (losses)	$4,068	$(896)	$(809)	$(1,820)	$(2,454)	$4,068	$(2,454)

(10)Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain mortgage-backed securities (non-agency residential mortgage-backed securities and commercial mortgage-backed securities). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO continuous monitoring process. Amounts presented for certain mortgage-backed securities held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain mortgage-backed securities held by insurers using revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$4,366	$68	$633	$124	$290	$4,366	$290
Add: Preferred stock dividends	32	77	59	34	68	32	68
Add: Preferred stock redemption premium	—	—	14	—	—	—	—
Add: Net Income (loss) attributable to noncontrolling interests	3	5	3	—	5	3	5
Net income (loss)	4,401	150	709	158	363	$4,401	$363
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(288)	231	(20)	(33)	134	(288)	134
Net derivative gains (losses)	4,201	(710)	(581)	(1,561)	(2,235)	4,201	(2,235)
Premiums - Divested businesses	32	20	—	—	865	32	865
Universal life and investment-type product policy fees
Unearned revenue adjustments	18	5	2	8	—	18	—
GMIB fees	26	25	26	25	25	26	25
Divested businesses	2	1	—	—	—	2	—
Net investment income
Investment hedge adjustments	(138)	(188)	(229)	(260)	(220)	(138)	(220)
Operating joint venture adjustments	—	—	—	1	—	—	—
Unit-linked contract income	(1,140)	818	262	628	207	(1,140)	207
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(1)	—	(6)	(3)	(4)	(3)
Divested businesses	22	14	8	2	36	22	36
Other revenues
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	42	39	39	39	35	42	35
Divested businesses	—	—	—	—	11	—	11
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(9)	(9)	(9)	(10)	(9)	(9)	(9)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(48)	(106)	37	(53)	78	(48)	78
GMIB costs	141	(90)	(231)	(180)	(128)	141	(128)
Market value adjustments	(11)	(21)	(21)	(17)	(23)	(11)	(23)
Divested businesses	(24)	(18)	(13)	—	(582)	(24)	(582)
Interest credited to policyholder account balances
PAB hedge adjustments	5	2	1	1	—	5	—
Unit-linked contract costs	1,138	(796)	(266)	(612)	(210)	1,138	(210)
Divested businesses	(5)	(7)	(2)	—	—	(5)	—
Capitalization of DAC - Divested businesses	3	2	—	—	89	3	89
Amortization of DAC and VOBA
Related to NIGL and NDGL	(30)	6	(64)	(65)	3	(30)	3
Related to GMIB fees and GMIB costs	(13)	5	(7)	11	13	(13)	13
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(6)	(3)	—	—	(98)	(6)	(98)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	(1)	—	(1)
Other expenses
Noncontrolling interests	3	7	4	2	6	3	6
Regulatory implementation costs	(2)	—	(6)	(12)	3	(2)	3
Acquisition, integration and other costs	(6)	—	(7)	(29)	(4)	(6)	(4)
TSA fees	(42)	(39)	(39)	(39)	(35)	(42)	(35)
Divested businesses	(19)	(23)	(7)	(9)	(232)	(19)	(232)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(928)	151	195	455	605	(928)	605
Adjusted earnings	1,481	835	1,637	1,872	2,033	1,481	2,033
Less: Preferred stock dividends	32	77	59	34	68	32	68
Adjusted earnings available to common shareholders	$1,449	$758	$1,578	$1,838	$1,965	$1,449	$1,965

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$(203)	$—	$—	$—	$—
Expense initiative costs	—	—	—	—	—	—	—
Interest on tax adjustments	—	—	—	—	—	—	—
Tax adjustments	—	—	—	—	—	—	—
Total notable items	$—	$—	$(203)	$—	$—	$—	$—

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$(28)	$—	$—	$—	$—
Total notable items	$—	$—	$(28)	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$(9)	$—	$—	$—	$—
Total notable items	$—	$—	$(9)	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$(31)	$—	$—	$—	$—
Total notable items	$—	$—	$(31)	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$(135)	$—	$—	$—	$—
Total notable items	$—	$—	$(135)	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Total MetLife, Inc.'s stockholders' equity	$70,221	$75,693	$73,316	$74,558	$65,864
Less: Preferred stock	4,312	4,312	4,312	4,312	4,312
MetLife, Inc.'s common stockholders' equity	65,909	71,381	69,004	70,246	61,552
Less: Net unrealized investment gains (losses), net of income tax	20,369	25,913	22,869	23,730	16,712
Defined benefit plans adjustment, net of income tax	(1,985)	(1,968)	(1,954)	(1,863)	(1,848)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$47,525	$47,436	$48,089	$48,379	$46,688
Less: Goodwill, net of income tax	8,828	8,910	9,021	10,090	9,571
VODA and VOCRA, net of income tax	276	264	253	844	807
Total MetLife, Inc.'s tangible common stockholders' equity	$38,421	$38,262	$38,815	$37,445	$36,310

Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$47,525	$47,436	$48,089	$48,379	$46,688
Less: Accumulated year-to-date total notable items (2)	—	—	(203)	(203)	—
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$47,525	$47,436	$48,292	$48,582	$46,688

Unaudited (In millions, except per share data)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Book value per common share	$72.62	$78.65	$76.20	$78.67	$70.08
Less: Net unrealized investment gains (losses), net of income tax	22.45	28.55	25.26	26.58	19.02
Defined benefit plans adjustment, net of income tax	(2.19)	(2.17)	(2.16)	(2.09)	(2.10)
Book value per common share, excluding AOCI other than FCTA	$52.36	$52.27	$53.10	$54.18	$53.16
Less: Goodwill, net of income tax	9.73	9.82	9.96	11.29	10.90
VODA and VOCRA, net of income tax	0.30	0.29	0.28	0.95	0.92
Book value per common share - tangible common stockholders' equity	$42.33	$42.16	$42.86	$41.94	$41.34

Common shares outstanding, end of period	907.6	907.6	905.6	892.9	878.3

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021

Return on MetLife, Inc.'s:
Common stockholders' equity	27.1%	0.4%	3.6%	0.7%	1.8%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	9.0%	4.4%	9.0%	10.6%	11.9%
Common stockholders' equity, excluding AOCI other than FCTA	12.6%	6.4%	13.2%	15.2%	16.5%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	12.6%	6.4%	14.9%	15.2%	16.5%
Tangible common stockholders' equity (3)	15.8%	8.0%	16.5%	19.4%	21.5%

Average common stockholders' equity	$64,357	$68,645	$70,193	$69,625	$65,899
Average common stockholders' equity, excluding AOCI other than FCTA	$46,175	$47,481	$47,763	$48,234	$47,534
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$46,175	$47,481	$47,864	$48,437	$47,534
Average tangible common stockholders' equity	$36,996	$38,342	$38,539	$38,130	$36,878

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2020, June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021 of $8 million, $10 million, $7 million, $8 million and $20 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
U.S. (1)	$6,189	$5,692	$6,833	$10,578	$6,392
ASIA	2,161	2,085	2,298	2,148	2,161
LATIN AMERICA	929	824	814	892	875
EMEA	716	692	693	717	678
METLIFE HOLDINGS (1)	1,233	1,208	1,206	1,264	1,163
CORPORATE & OTHER (1)	96	86	75	112	144
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,324	$10,587	$11,919	$15,711	$11,413
Adjusted premiums, fees and other revenues	$11,216	$10,401	$11,820	$15,700	$11,413

ASIA (including operating joint ventures) (2), (3)	$2,452	$2,366	$2,599	$2,442	$2,506

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
U.S. (1)	$1,066	$1,012	$1,026	$1,058	$911
ASIA	904	818	881	930	899
LATIN AMERICA	342	337	331	358	335
EMEA	341	345	346	350	349
METLIFE HOLDINGS (1)	228	239	231	244	253
CORPORATE & OTHER (1)	136	134	120	235	107
Adjusted other expenses on a constant currency basis	$3,017	$2,885	$2,935	$3,175	$2,854
Adjusted other expenses	$2,981	$2,817	$2,899	$3,175	$2,854

ASIA (including operating joint ventures) (2), (3)	$1,004	$929	$986	$1,039	$1,014

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
U.S. (1)	$780	$523	$900	$1,021	$784
ASIA	367	272	471	497	623
LATIN AMERICA	93	154	44	21	40
EMEA	80	122	54	82	71
METLIFE HOLDINGS (1)	277	20	253	426	618
CORPORATE & OTHER (1)	(131)	(289)	(131)	(198)	(171)
Adjusted earnings available to common shareholders on a constant currency basis	$1,466	$802	$1,591	$1,849	$1,965
Adjusted earnings available to common shareholders	$1,449	$758	$1,578	$1,838	$1,965

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 18 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to other adjusted expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium. which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses and goodwill impairment, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and components of, or other financial measures based on, adjusted earnings mentioned above.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM is used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM.

GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements